UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2010

Strategic Diagnostics Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-68440	56-1581761
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Pencader Drive Newark, DE		19702
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(302) 456-6789

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2010, the Company held its Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders elected four directors of the Company to serve for a two-year term until the 2012 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The vote on each Director is set forth below:

Nominee	Votes For	Votes Against
C. Geoffrey Davis	12,997,183	78,621
Richard van den Broek	12,997,183	78,621
Stephen L. Waechter	12,973,244	102,560
Wayne P. Yetter	12,996,033	79,771

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Diagnostics Inc.

May 19, 2010	By:	/s/ Kevin J. Bratton

Name: Kevin J. Bratton
Title: Chief Financial Officer